UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 13, 2010

Cooper Industries plc
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5 Fitzwilliam Square, Dublin 2, Ireland		2
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-209-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 13, 2010 Cooper Industries announced the acquisition of substantially all of the assets of Germantown, MD based Eka Systems, Inc., a leading provider of secure, reliable and adaptive RF wireless networking technologies for smart grid communication applications. Further information regarding the acquisition is set forth in Cooper Industries' press release announcing the acquisition, which is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

99.1 Company press release dated April 13, 2010 titled "Cooper Industries Announces Acquisition of Eka Systems, Inc."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Industries plc

April 15, 2010	By:	/s/ Terrance V. Helz

Name: Terrance V. Helz
Title: Associate General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Company press release dated April 13, 2010 titled, "Cooper Industries Announces Acquisition of Eka Systems, Inc."